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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                         DATE OF REPORT: MARCH 27, 2003

                           TITAN PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                      0-27436                 94-3171940
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification No.)

400 OYSTER POINT BLVD., SUITE 505, SOUTH SAN FRANCISCO, CALIFORNIA     94080
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (650) 244-4990
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ITEM 5. OTHER EVENTS

            The registrant hereby incorporates by reference the press release dated March 27, 2003 attached hereto as Exhibit 99.1 ("Titan Reports Fourth Quarter And Year End 2002 Results").


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         99.1 Press Release - Titan Reports Fourth Quarter And Year End 2002 Results


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TITAN PHARMACEUTICALS, INC.

                                By:       /s/ Robert E. Farrell
                                    -------------------------------------------
                                    Robert E. Farrell, Executive Vice President
                                    and Chief Financial Officer

Dated:  March 27, 2003


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